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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2007

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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           Kansas                     1-04721                48-0457967
  (State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)


         2001 Edmund Halley Drive, Reston, Virginia            20191
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On May 10, 2007, Sprint Nextel Corporation (the "Company") announced senior leadership changes. A copy of the press release issued by the Company on May 10, 2007 is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are filed with this report:

Exhibit No.               Description
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99.1                      Press release dated May 10, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPRINT NEXTEL CORPORATION



Date: May 10, 2007                  /s/ Richard A. Montfort
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                            By:     Richard A. Montfort
                                    Assistant Secretary


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                                  EXHIBIT INDEX


Number          Exhibit
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99.1            Press release dated May 10, 2007.